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                                 EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-96394) of NGC Corporation of our report on Accord Energy Limited dated March 21, 1997, which appears on pages 1-20 of Item 14 of NGC Corporation's 1996 Annual Report on Form 10-K. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE
Chartered Accountants and Registered Auditors



London, England
May 28, 1997



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